THE NOTTINGHAM INVESTMENT TRUST II

THE BROWN CAPITAL MANAGEMENT FUNDS

The Brown Capital Management Mid-Cap Fund
The Brown Capital Management Small Company Fund
The Brown Capital Management International Equity Fund

Supplement to the Prospectus

September 24, 2010

This Supplement to the Prospectus dated July 29, 2010 for The Brown Capital Management Mid-Cap Fund, The Brown Capital Management Small Company Fund, and The Brown Capital Management International Equity Fund, each a series of The Nottingham Investment Trust II, updates the Prospectus to include additional information described below.  For further information, please contact the Funds toll-free at 1-877-892-4BCM (1-877-892-4226).  You may obtain additional copies of the Prospectus, free of charge, by writing to the Funds at Post Office Box 4365, Rocky Mount, North Carolina 27803, or calling the Funds toll-free at the number above.

This Supplement is to notify shareholders, potential investors, and other interested parties that The Brown Capital Management International Equity Fund will begin assessing a 2.00% redemption fee on shares held less than 60 days in order to discourage short-term trading of shares.  The redemption fee applies only to The Brown Capital Management International Equity Fund.

The redemption fee will take effect on December 1, 2010.  Any shares of The Brown Capital Management International Equity Fund purchased on or after December 1, 2010 will be assessed a fee of 2.00% of the redemption amount if such shares are redeemed within 60 days of purchase.  The redemption fee is intended to offset the cost of liquidating a shareholder’s investment in the Fund, discourage short-term trading of shares, and protect long-term shareholders – the redemption fee is not a sales charge or other fee intended to finances sales or marketing expenses.  No redemption fee will be imposed in the following cases:

•	Redemption of shares purchased through reinvestment of dividends or capital gains distributions;
•	Redemption of shares exchanged for shares of The Brown Capital Management Mid-Cap Fund or The Brown Capital Management Small Company Fund;
•	Amounts representing capital appreciation of shares;
•
Redemptions pursuant to a Systematic Withdrawal Plan, up to a maximum of 20% per year of a shareholder’s account value based on the value of the account at the time the Systematic Withdrawal Plan is established or modified, provided all dividends and distributions are reinvested;

•	Redemptions of shares to pay fund or account fees;
•
Redemption of shares upon the death or permanent disability of the shareholder.  This exemption is available only for shares held at the time of death or initial determination of permanent disability and provided the Fund is notified of the requested exemption at the time of the redemption request; or

•	Mandatory distributions from a tax-deferred retirement plan or IRA. This exemption is available only if the Fund is notified of the requested exemption at the time of the redemption request.

In determining whether a redemption fee is applicable to a particular redemption, it is assumed that the redemption is first of shares acquired pursuant to the reinvestment of dividends and capital gains distributions, and next of shares held by the shareholder for the longest period of time.  If shares are held and subsequently redeemed through an omnibus account, the financial intermediary that places the trade with the Fund will be responsible for determining the amount of the redemption fee for each respective sale of shares and for the collection of such fees, if any.

Shareholders can direct any questions about their account to the Funds at 1-877-892-4BCM (1-877-892-4226).

Investors Should Retain This Supplement for Future Reference